SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2005

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271 (Commission File Number)	77-0461529 (IRS Employer Identification No.)

110 Rio Robles San Jose, California (Address of principal executive offices)	95134-1813 (Zip code)

(408) 952-6400
(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

ITEM 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 10, 2005, Robert C. Hawk informed the Company that he does not intend to stand for re-election to the Company’s Board of Directors at the Company’s 2005 Annual Meeting of Stockholders. The Company’s Board of Directors currently consists of eight directors, including Mr. Hawk. The Company’s Amended and Restated Certificate of Incorporation and Bylaws provide for a classified board of directors, divided into three classes. Mr. Hawk will remain on the Board until his term expires after the election of the Company’s Class Three directors at the Company’s 2005 Annual Meeting of Stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2005

By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President, General Counsel and Secretary